STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (this "Agreement") is made and entered into as of February 11, 2003 by and between IQ Biometrix, Inc., a Delaware corporation ("IQB") and Special Equity IV, L.P., a Delaware limited partnership ("Buyer").

                                    RECITALS

         WHEREAS, IQB previously sold five hundred thousand (500,000) shares of IQB Common Stock (the "Shares") at a per share purchase price of $0.40 per share to Buyer upon the terms and conditions hereinafter set forth; and

         WHEREAS, the parties now desire to memorialize the transaction for the purchase of the Shares by Buyer from IQB upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the covenants, agreement and considerations herein contained, IQB and Buyer agree as follows:

1.      PURCHASE AND SALE OF SHARES

         1.1 Transfer of Shares. Subject to the terms and conditions hereof, IQB sold to Buyer, and Buyer purchased from IQB, the Shares.

         1.2 Purchase Price. As full consideration for the sale of the Shares to Buyer, Buyer delivered to IQB at each Closing described below immediately available funds in the amount of Forty Cents ($0.40) per Share.

2.      CLOSING.

         2.1 Time. The purchase and sale of the Shares occurred and shall be deemed effective as of the following closing dates (each a "Closing") as set forth on the following schedule.

      Date                    Number of Shares        Aggregate Purchase Price
      ----                    ----------------          ------------------------
      November 26, 2002            250,000                  $100,000.00
      December 17, 2002            250,000                  $100,000.00
      Total                        500,000                  $200,000.00

         2.2 Deliveries at and Following the Closing. At each Closing or as soon as possible thereafter, the parties hereto shall deliver all share certificates, consents, checks, assignments and other instruments and documents provided for in this Agreement. In addition, each party agrees to execute and deliver all other instruments and documents and perform all other acts which the other party may reasonably request in order to further effect or perfect the sale and transfer of the Shares and the consummation of the transactions contemplated by this Agreement.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF IQB

         Except as set forth below, IQB makes no representations or warranties of any nature or kind.

         3.1 Authorization. As of the date of each Closing and as of the date of this Agreement, IQB has full legal right, power and capacity to enter into, execute, deliver and perform this Agreement and all attendant documents and instruments contemplated hereby. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of IQB and is enforceable with respect to IQB in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. The execution and delivery of this Agreement by IQB, and the consummation of the transactions contemplated hereby by IQB in accordance with the terms hereof shall not conflict with or result in a breach of, violation of, or default under, (or constitute an event that with notice, lapse of time, or both, would constitute a breach or default under) any of the terms, conditions or provisions of the charter documents, as amended, of IQB, any provision of the laws of the State of Delaware, or any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation to which IQB is a party or by which any of its respective assets or properties are bound.

         3.2 Consent. As of the date of each Closing and as of the date of this Agreement,, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated by this Agreement, except (i) the filing of such notices and submissions as may be required under the Securities Act of 1933, as amended (the "Securities Act") and (iii) such filings as may be required under applicable state securities laws which the Company shall make promptly.

         3.3 Valid Issuance of Common Stock. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws; provided, however, that the Shares are subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth herein.

         3.4 Litigation. There is no private or governmental action, suit, proceeding or investigation pending or currently threatened against IQB which questions the validity of this Agreement or the right of IQB to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of IQB, financially or otherwise, or any change in the current equity ownership of IQB. IQB is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by IQB currently pending or which IQB intends to initiate.

3.5 Brokerage Fees. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any of the transactions contemplated hereby.

3.6 Post Closing Registration. IQB is currently preparing form SB-2 for filling with the Securities and Exchange Commission. The Shares shall be included for registration in such filing. While acting in a commercially reasonable fashion, IQB shall promptly after the Closing, file such form for registration and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act), of the Shares. The term "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder with the Securities and Exchange Commission, and the declaration or ordering of the effectiveness of such registration statement.

4.       REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to IQB that:

         4.1 Authority. As of the date of each Closing and as of the date of this Agreement, Buyer has full legal right, power and capacity to enter into, execute, deliver and perform this Agreement and all attendant documents and instruments contemplated hereby. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Buyer and is enforceable with respect to Buyer in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

         4.2 No Violation of Agreements. As of the date of each Closing and as of the date of this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereunder by Buyer will violate or conflict with any judgment, order, decree, statute, rule or regulation applicable to Buyer or his assets or properties.

         4.3 Purchase Entirely for Own Account. Buyer understands that IQB is making this Agreement with the Buyer in reliance upon the Buyer's representation to IQB, which by the Buyer's execution of this Agreement the Buyer hereby confirms, that the Common Stock to be received by the Buyer and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for the Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Buyer further represents that the Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         4.4 Disclosure of Information. Buyer has received and reviewed information about the Company and has had an opportunity to discuss the Company' business, management and financial affairs with its management. Buyer understands and acknowledges that such discussions, as well as any written information issued by IQB, (i) were intended to describe the aspects of the Company's business and prospects which IQB believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause IQB's actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements. Nothing contained in this
Section 4.4 shall limit in any respect the Company's representations and warranties contained in Section 3 hereof.

         4.5 Investment Experience. The Buyer acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

         4.6 Accredited Investor. The Buyer is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as now in effect and shall submit to IQB such further assurances of such status as may be reasonably requested by IQB.

         4.7 Restricted Securities. The Buyer understands that the Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from IQB in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, only in certain limited circumstances. In this connection, the Buyer represents that it is familiar with SEC Rule 144, as now in effect, and understands the resale limitations imposed thereby and by the Act.

         4.8 Legends. It is understood that the certificates evidencing the Common Stock may bear one or all of the following legends:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED." and

                  Any legend required by applicable state securities laws.

5.       CONDITIONS PRECEDENT TO OBLIGATIONS OF IQB

         The obligations of IQB to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth below, any or all of which may be waived by IQB in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by IQB of any other condition, of the same condition at any subsequent Closing or of any of IQB's rights or remedies, at law or in equity, if Buyer shall be in default or breach of any of his representations, warranties or agreements under this Agreement:

         5.1 Purchase Price. Buyer shall deliver the Aggregate Purchase Price at each Closing as provided in Section 1.2.

         5.2 Accuracy of Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall be accurate and complete on and as of each Closing Date with the same effect as through such representations and warranties had been made on or as of such date and Buyer shall have delivered to IQB a certificate to that effect signed by Buyer, and dated as of the Closing Date.

         5.3 Performance of Agreements. Each and all of the conditions precedent and agreements of Buyer subject to satisfaction on or before each Closing Date pursuant to the terms of this Agreement shall have been performed or satisfied and Buyer shall have delivered to IQB a certificate to that effect signed by Buyer, and dated as of the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

         The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth below, any or all of which may be waived by Buyer in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any other condition or of any of Buyer's rights or remedies, at law or in equity, if IQB shall be in default or breach of any of his representations, warranties or agreements under this Agreement:

         6.1 Accuracy of Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall be accurate and complete on and as of each Closing Date with the same effect as through such representations and warranties had been made on or as of such date and IQB shall have delivered to Buyer a certificate to that effect signed by IQB, and dated as of the Closing Date.

         6.2 Performance of Agreements. Each and all of the conditions precedent and agreements of IQB subject to satisfaction on or before the Closing Date pursuant to the terms of this Agreement shall have been performed or satisfied and IQB shall have delivered to Buyer a certificate to that effect signed by IQB, and dated as of the Closing Date.

         6.3 No Adverse Events. Between the date hereof and the Closing, neither the business, assets or condition, financial or otherwise, of IQB taken as a whole shall have been materially adversely affected in any manner, including, without limitation, as a result of any fire, flood, explosion, accident, drought, strike, walkout, riot, sabotage, confiscation, condemnation or purchase of property by governmental authority, legislative act by any governmental authority, activities of Armed Forces or acts of God or the public enemy.

7.       MISCELLANEOUS

         7.1 Expenses and Taxes. Each party shall bear and pay his, her or its own expenses, including legal, accounting and other professional fees, and taxes incurred in connection with the transactions referred to in this Agreement. The party responsible under applicable law shall bear and pay in their entirety all other taxes and registration and transfer fees, if any, payable by reason of the sale and conveyance of the Shares. Each party will cooperate to the extent practicable in minimizing all taxes and fees levied by reason of the sale or assignment of the Shares.

         7.2 Entire Agreement; Modifications; Waiver. This Agreement, together with the related agreements or certificates referenced herein, constitutes the final, exclusive and complete understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and discussions with respect thereto. No variation or modification of this Agreement and no waiver of any provision or condition hereof, or granting of any consent contemplated hereby, shall be valid unless in writing and signed by the party against whom enforcement of any such variation, modification, waiver or consent is sought.

         7.3 Survival of Representations and Warranties. All representations and warranties made by any party to this Agreement or pursuant hereto shall survive the closing of the transactions hereunder. The representations and warranties hereunder shall not be affected or diminished by any investigation at any time by or on behalf of the party for whose benefit such representations and warranties were made. All statements contained herein or in any schedule, exhibit, certificate, list or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties.

         7.4 Further Assurances. The parties hereto shall use their best efforts, and shall cooperate with one another, to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to consummate the transactions contemplated hereby, and shall otherwise use their best efforts to cause such transactions to be consummated in accordance with the terms and conditions hereof. At any time or from time to time after the Closing Date, each party hereto, shall execute and deliver any further instruments or documents and take all such further action as such requesting party may reasonably request in order to consummate and document the transactions contemplated hereby.

         7.5 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the constructing or interpretation of any provision of this Agreement.

         7.6 Section References. Unless otherwise noted, all section references herein are to sections of this Agreement.

         7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement. A party may execute this Agreement and transmit its signature by facsimile, which shall be fully binding, and the party taking such actions shall deliver a manually signed original as soon as is practicable.

         7.8 Successors and Assigns. Neither party shall assign this Agreement to any third party without the prior written consent of the other party.

         7.9 Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

         7.10 Notices. All notices, requests, demands and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered by hand or by registered or certified mail, postage prepaid, return receipt requested, but only upon receipt of such return receipt, as follows:

If to Buyer:                                                 If to IQB:

         Special Equity IV, L.P.                IQ Biometrix, Inc.
         C/o Forte' Capital Partners            10600 N. DeAnza Blvd, Ste 250
         4 Embarcadero Center, Suite 1590       Cupertino, CA  95014
         San Francisco, CA  94111               Attention: Greg Micek, President
         Tel:  650.888.8336                     Fax:     (408) 873-0550
         Fax:  415.288.0532

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefor.

7.11 Law Governing; Venue. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California, without regard to its choice-of-laws or conflicts-of-law rules. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Eastern District of California).

7.12 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

7.13 Attorney's Fees. In the event that any suit or action is instituted to enforce any provisions in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of date first above written.

                                     BUYER:

                                     Special Equity IV, L.P.


                                     By: ___________________________
                                     Daniel McKelvey,
                                     Managing Member of
                                     Forte Capital
                                     Partners, LLC. Forte'
                                     Capital Partners is GP
                                     of Special Equity IV,
                                     L.P.

                                     IQB

                                     IQ Biometrix, Inc.


                                     By: ___________________________
                                     William Scigliano, CEO

                  [Signature Page to Stock Purchase Agreement]